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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  ABGENIX, INC.
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             (Exact name of Registrant as specified in its charter)




                  Delaware                            (94-3248826)
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  (State of incorporation or organization)  (I.R.S. Employer Identification No.)




           7601 Dumbarton Circle
            Fremont, California                              94555
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  (Address of principal executive offices)                 (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $.0001 par value per share
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                                (Title of Class)




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Item 1.        Description of Registrant's Securities to be Registered

               Incorporated by reference to "Description of Capital Stock" set forth in the Registrant's Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission on April 3, 1998 and all amendments thereto (the "Form S-1").

Item 2.        Exhibits

               The following exhibits are filed as a part of this registration:

               1. Certificate of Incorporation of the Registrant, as currently in effect. (1)

               2. Form of Restated Certificate of Incorporation of the Registrant, to be filed immediately following the closing of the offering made under the Form S-1. (2)

               3.     Bylaws of the Registrant, as currently in effect. (3)

               4. Form of Amended and Restated Bylaws of the Registrant, to be adopted immediately following the closing of the offering made under the Form S-1. (4)

               5.     Specimen Common Stock Certificate. (5)

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(1)     Incorporated by reference to Exhibit 3.1 to the Form S-1.
(2)     Incorporated by reference to Exhibit 3.3 to the Form S-1.
(3)     Incorporated by reference to Exhibit 3.4 to the Form S-1.
(4)     Incorporated by reference to Exhibit 3.5 to the Form S-1.
(5)     Incorporated by reference to Exhibit 4.1 to the Form S-1.





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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 5, 1998                     Abgenix, Inc.


                                      By:  /s/ R. Scott Greer
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                                           R. Scott Greer
                                           President and Chief Executive Officer